EXECUTION COPY





                           NAVIGATOR GAS TRANSPORT PLC

                                  $304,000,000

        $217,000,000 10 1/2% FIRST PRIORITY SHIP MORTGAGE NOTES DUE 2007

                           87,000 UNITS CONSISTING OF
          $87,000,000 12% SECOND PRIORITY SHIP MORTGAGE NOTES DUE 2007
                            AND WARRANTS TO PURCHASE
            666,420 SHARES OF COMMON STOCK OF NAVIGATOR HOLDINGS PLC


                               PURCHASE AGREEMENT

                                                                   July 31, 1997



CREDIT SUISSE FIRST BOSTON CORPORATION
CAMBRIDGE PARTNERS, L.L.C.
    c/o Credit Suisse First Boston Corporation
        Eleven Madison Avenue
         New York, N.Y. 10010


Dear Sirs:

         1. INTRODUCTORY. Navigator Gas Transport PLC, an Isle of Man public limited company ("Navigator"), and Navigator Holdings PLC, an Isle of Man public limited company ("Holdings" and, together with Navigator, the "Issuers"), propose, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") (i) $217,000,000 aggregate principal amount of Navigator's 10 1/2% First Priority Ship Mortgage Notes Due 2007 (the "First Priority Notes") and (ii) 87,000 Units (the "Units"), each Unit consisting of one of Navigator's 12% Second Priority Ship Mortgage Notes Due 2007 (a "Second Priority Note") in a principal amount of $1,000 and 7.66 Warrants (each, a "Warrant") each to purchase one share of common stock, par value $.01 per share, of Holdings ("Holdings Common Stock"). The First Priority Notes and the Second Priority Notes are collectively referred to herein as the "Offered Notes", and the Offered Notes, the Units and the Warrants are collectively referred to herein as the "Offered Securities". The Offered Notes will be unconditionally guaranteed by each subsidiary of Navigator (collectively, the "Guarantors"). The guarantees issued by the Guarantors are herein referred to as the "Guarantors". The First Priority Notes will be issued under an indenture dated as of August 1, 1997 (the "First Priority Indenture"), among Navigator, the Guarantors, Holdings, and United States Trust Company of New York, as trustee (the "First Priority Trustee"). The Second Priority Notes will be issued under an indenture dated as of August 1, 1997 (the "Second Priority Indenture" and, together with the First Priority Indenture, the "Indentures") among Navigator, the Guarantors, Holdings, and The Chase Manhattan Bank, as trustee (the "Second Priority Trustee" and, together with the First Priority Trustee, the "Trustees"). The Warrants will be issued under a warrant agreement dated as of August 7, 1997 (the "Warrant Agreement"), between Holdings and The Chase Manhattan Bank, as warrant agent (the "Warrant Agent"). The United States Securities Act of 1933 is herein referred to as the "Securities Act". The net proceeds of the sale of the Offered Securities will be used primarily



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                                                                               2

to fund the construction of five gas carriers (collectively, the "Vessels"), each pursuant to a Building Contract (as defined).

         To secure their respective obligations under the Offered Notes, the Guarantees, the Security Documents (as defined) and the Letter of Credit Reimbursement Agreement (as defined), on the Closing Date (as defined): (i) Holdings will pledge and assign to the Collateral Agent (as defined) all its right, title and interest in all the shares of capital stock of Navigator ("Pledged Navigator Stock"); (ii) Navigator will pledge and assign to the Collateral Agent all its right, title and interest in all the shares of capital stock of the Guarantors ("Pledged Guarantor Stock" and, together with the Pledged Navigator Stock, the "Pledged Stock"), the Intercompany Note and all Trust Accounts; and (iii) the Guarantors will pledge and assign to the Collateral Agent all their respective rights, title and interests in (a) all Trust Accounts; (b) the Building Contracts; (c) the Building Contract Guarantees (as defined) and the Performance Bonds (as defined); (d) the Management Agreement, the Technical Supervision Agreement, the Technical Management Agreement and the Commercial Management Agreement (each, as defined); (e) certain other related collateral; and (f) all income, payments, proceeds, rights and claims, resulting from or arising out of the foregoing (the collateral described in clauses (i)-(iii) above being herein referred to as the "Closing Date Collateral"). Terms not defined herein shall have the meanings assigned to them in the Intercreditor Agreement (as defined).

         On the Delivery Date (as defined) of each Vessel, the Guarantor of such Vessel will grant to the Collateral Agent all its right, title and interest in
(i) such Vessel pursuant to the terms of the related mortgage (a "Mortgage" and, collectively, the "Mortgages"), (ii) the Trust Accounts established or funded after the Delivery Date of such Vessel, (iii) earnings and insurances with respect to such Vessel, (iv) any and all revenue earned from the employment of such Vessel, to be held in the Revenue Account or in any other applicable Trust Account, (v) requisition proceeds and the insurance policies in relation to such Vessel, (vi) certain other related collateral and (vii) all income, payments, proceeds, rights and claims, resulting from or arising out of the foregoing (the collateral described in clauses (i)-(vii) above being herein referred to as the "Delivery Date Collateral").

         The rights of the various creditors of the Issuers and the Guarantors will be governed by a Collateral Agency and Intercreditor Agreement dated as of August 1, 1997 (the "Intercreditor Agreement"), among the Issuers, the Guarantors, the Trustees, the Letter of Credit Issuer (as defined) and United States Trust Company of New York, as collateral agent (the "Collateral Agent"). In addition, on or prior to the Closing Date, each Guarantor will enter into an Issue of One Debenture with the Collateral Agent (collectively, the "Issues of One Debenture"). The Intercreditor Agreement, the Issues of One Debenture and the Mortgages will hereinafter be collectively referred to as the "Security Documents".

         The Issuers and the Guarantors hereby agree, jointly and severally, with the several Purchasers as follows:

         2. REPRESENTATIONS AND WARRANTIES OF THE ISSUERS AND THE GUARANTORS. The Issuers and the Guarantors represent and warrant to, and agree with, jointly and severally, the several Purchasers that:

                  (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Issuers and the Guarantors. Such preliminary offering circular and offering circular, as supplemented as of the date of this Agreement, together with any other document approved by the Issuers and the Guarantors for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the "Offering Document". On the date of this Agreement, the Offering Document does not include




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                                                                               3

         any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Issuers or the Guarantors by any Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being expressly understood and agreed that the only such information is that described as such in Section 7(b) hereto.

                  (b) Each of the Issuers and the Guarantors has been duly incorporated and is a validly existing corporation in good standing under the laws of the Isle of Man, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each of the Issuers and the Guarantors is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (c) All the issued and outstanding capital stock of Navigator and each of the Guarantors has been duly authorized and validly issued and is fully paid and nonassessable, and such capital stock is legally owned directly by Holdings (in the case of Navigator), except for one share of capital stock of Navigator that is beneficially owned by Holdings but legally owned by Mr. Edward Cain of 15-19 Athol Street, Douglas, Isle of Man, IM1 1LB, and by Navigator (in the case of the Guarantors), free from liens, encumbrances and defects, except those liens created by or pursuant to the Security Documents. Holdings has no direct or indirect subsidiaries other than Navigator and the Guarantors.

                  (d) Each of the Indentures (including the Guarantees), the Security Documents and the Intercompany Note has been duly authorized; the Offered Notes have been duly authorized; and when the Offered Notes are delivered and paid for pursuant to this Agreement on the Closing Date, each of the Indentures (including the Guarantees), the Security Documents and the Intercompany Note will have been duly executed and delivered and will conform to the description thereof contained in the Offering Document, such Offered Notes will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document, and each of the Indentures (including the Guarantees), the Security Documents and the Intercompany Note, and such Offered Notes will constitute valid and legally binding obligations of the Issuers and the Guarantors, as the case may be, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. On the date on which a Vessel is accepted by a Guarantor pursuant to a Building Contract (a "Delivery Date") and upon proper filing or recording in the appropriate registry and filing offices in the Republic of Liberia ("Liberia"), the Mortgage with respect to such Vessel will create a valid, perfected mortgage on such Vessel securing the payment of the Offered Notes in accordance with the terms thereof and, except as permitted by the Security Documents, on such Delivery Date, such Vessel will be free and clear of all Liens. On the Closing Date, upon the execution and delivery of the Intercreditor Agreement and the Issues of One Debenture and upon delivery to the Collateral Agent of certificates evidencing the Pledged Stock and the Intercompany Note, the Intercreditor Agreement and the Issues of One Debenture will create valid, first priority perfected security interests in the Closing Date Collateral securing the Offered Notes and the Guarantees in accordance with the terms thereof and the Closing Date Collateral will be free and clear of all liens, except those liens created by or pursuant to the Security Documents. The Closing Date Collateral and the Delivery




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                                                                               4

         Date Collateral for the Offered Notes and the Guarantees consist of all the real and personal property of the Issuers and the Guarantors.

                  (e) The Warrant Agreement has been duly authorized by Holdings; the Warrants have been duly authorized by Holdings; and when the Warrants are delivered and paid for pursuant to this Agreement on the Closing Date, the Warrant Agreement will have been duly executed and delivered by Holdings, such Warrants will conform to the description thereof contained in the Offering Document and the Warrant Agreement and the Warrants will constitute valid and legally binding obligations of Holdings, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (f) No consent, approval, authorization, permission, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Issuers and the issuance of the Guarantees by the Guarantors, or for the execution, delivery and performance of any of the Indentures, the Security Documents (including the exercise by the Collateral Agent of the rights and remedies granted to it under any of the Security Documents), the Intercompany Note, the Warrant Agreement, the Letter of Credit Reimbursement Agreement, the Collateral Agreements, this Agreement or the Registration Rights Agreement, except such as may be required under state securities laws and except for such filings with the Securities and Exchange Commission (the "Commission") as are required in connection with the Registration Rights Agreement dated the date hereof (the "Registration Rights Agreement"), among Navigator, the Guarantors and the Purchasers, and except for the filing of the Security Documents with the Companies Registry in the Isle of Man pursuant to Section 79 of the Companies Act 1931, as amended (the "Companies Act"), and except for the permission of the Treasury of the Isle of Man pursuant to Section 2(2)(d) of the Prevention of Fraud (Investments) Act 1968 (an Act of Tynwald) (the "Prevention of Fraud Act").

                  (g) Under current laws and regulations of the Isle of Man and any political subdivision thereof, all interest, principal, premium, if any, and other payments due or made on the Offered Notes may be paid by the Issuers or by the Guarantors to the holders thereof in United States dollars and all such payments made to holders thereof who are non-residents of the Isle of Man will not be subject to income, withholding or other taxes under laws and regulations of the Isle of Man or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Isle of Man or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Isle of Man or any political subdivision or taxing authority thereof or therein.

                  (h) Each of this Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Issuers and the Guarantors.

                  (i) The execution, delivery and performance of the Indentures (including the Guarantees), the Security Documents, the Warrant Agreement, the Intercompany Note, the Collateral Agreements, this Agreement and the Registration Rights Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuers or the Guarantors or any of their respective properties,




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                                                                               5

         (ii) any agreement or instrument to which the Issuers or the Guarantors is a party or by which the Issuers or the Guarantors is bound or to which any of the properties of the Issuers or the Guarantors is subject, or (iii) the memorandum and articles of association of the Issuers or the Guarantors; and each of the Issuers has full power and authority to authorize, issue and sell the Offered Securities, and each of the Guarantors has full power and authority to authorize and issue the Guarantees, as contemplated by this Agreement.

                  (j) The execution, delivery and performance by the Issuers and the Guarantors of the Letter of Credit Reimbursement Agreement and Guaranty dated as of August 7, 1997 (the "Letter of Credit Reimbursement Agreement"), among the Issuers, the Guarantors, Credit Suisse First Boston, acting through its London branch as Administrating Bank and Funding Bank (the "Letter of Credit Issuer"), and the participating banks from time to time party thereto will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuers or the Guarantors or any of their respective properties, (ii) any agreement or instrument to which the Issuers or the Guarantors is a party or by which the Issuers or the Guarantors is bound or to which any of the properties of the Issuers or the Guarantors is subject, or (iii) the memorandum and articles of association of the Issuers or the Guarantors.

                  (k) The execution and delivery by the Issuers and the Guarantors of the Letter of Credit Reimbursement Agreement has been duly authorized; and on the Closing Date, the Letter of Credit Reimbursement Agreement will have been duly executed and delivered by the Issuers and the Guarantors, will constitute valid and legally binding obligations of the Issuers and the Guarantors and will be enforceable against the Issuers and the Guarantors in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity, and the Letter of Credit and the Letter of Credit Reimbursement Agreement will conform to the descriptions thereof contained in the Offering Document.

                  (l) The execution, delivery and performance by the Issuers and the Guarantors (to the extent a party thereto) of (i) each of the five Amended and Restated Shipbuilding Contracts dated June 26, 1997 (the "Building Contracts"), among Holdings, China Shipbuilding Trading Company, Limited ("CSTC"), and Jiangnan Shipyard ("Jiangnan"), and each related Assignment and Assumption Agreement dated as of August 1, 1997, between Holdings and the applicable Guarantor (collectively, the "Assignment and Assumption Agreements"), (ii) the Triparty Agreement dated July 25, 1997 (the "Triparty Agreement"), among Holdings, CSTC, Jiangnan and Tractebel Gas Engineering GmbH ("TGE"), (iii) the Management Agreement dated as of July 1, 1997 (the "Management Agreement"), between Navigator Gas Management Limited, the Issuers and the Guarantors, (iv) the Agreement on Contract for Technical Matters dated as of February 28, 1997 (the "Technical Supervision Agreement"), among Gesellschaft fur Konzeption, Beratung, Vermittlung und Betreuung privater Investitionen mbH ("GEBAB"), Holdings, on behalf of the Guarantors, CSTC and Jiangnan, (iv) The Baltic and International Maritime Council (BIMCO) Standard Ship Management Agreement dated February 28, 1997 (the "Technical Management Agreement"), between Holdings, on behalf of the Guarantors, and GEBAB and (v) the Master Commercial Marketing and Services Agreement dated as of February 28, 1997 (the "Commercial Management Agreement"), between Holdings, on behalf of the Guarantors, and GEBAB (collectively, the "Collateral Agreements"), and of any assignment thereof effected on the Closing Date pursuant to the Intercreditor Agreement and the Issues of One Debenture, will not result in a breach or violation of




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                                                                               6

         any of the terms and provisions of, or constitute a default under, (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuers or the Guarantors or any of their respective properties, (ii) any agreement or instrument to which the Issuers or the Guarantors is a party or by which the Issuers or the Guarantors is bound or to which any of the properties of the Issuers or the Guarantors is subject, or
         (iii) the memorandum and articles of association of the Issuers or the Guarantors.

                  (m) Each of the Collateral Agreements, the Building Contract Guarantees and the Performance Bonds conforms to the description thereof contained in the Offering Document.

                  (n) Each of the Issuers and the Guarantors has good and marketable title to all properties and assets owned by them, in each case free from liens, encumbrances and defects (other than such liens, encumbrances and defects created under the Security Documents) that would affect the value thereof or interfere with the use made or to be made thereof by them.

                  (o) Each of the Issuers and the Guarantors possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Issuers or the Guarantors, would individually or in the aggregate have a material adverse effect on the Issuers and the Guarantors taken as a whole.

                  (p) None of the Issuers or the Guarantors is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Issuers and the Guarantors, taken as a whole; and neither the Issuers nor the Guarantors are aware of any pending investigation which might lead to such a claim.

                  (q) There are no pending actions, suits or proceedings against or affecting the Issuers, the Guarantors or any of their respective properties that, if determined adversely to the Issuers or the Guarantors, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Issuers and the Guarantors taken as a whole, or would materially and adversely affect the ability of the Issuers or the Guarantors to perform their respective obligations under the Indentures, the Security Documents, the Warrant Agreement, the Intercompany Note, the Letter of Credit Reimbursement Agreement, the Collateral Agreements, the Registration Rights Agreement or this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Issuers' or the Guarantors' knowledge, contemplated.

                  (r) The assumptions used in preparing, and the estimates disclosed in, the forecasted financial information under the caption "Certain Financial Forecast Information" represent management's current best assumptions and estimates of the




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                                                                               7

         anticipated results of operations for Holdings and its consolidated subsidiaries for each of the years in the three-year period ended December 31, 2001, and the assumptions disclosed therein are all those the Issuers and the Guarantors believe are significant to the forecasted financial information.

                  (s) There has occurred no development or event involving a prospective material adverse change in the condition (financial or other), business, properties or results of operations of the Issuers and the Guarantors taken as a whole, and there has been no dividend or distribution of any kind declared, paid or made by the Issuers on any class of their respective capital stock.

                  (t) None of the Issuers or Guarantors is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"), nor are any of them a closed-end investment company required to be registered, but not registered, thereunder; and neither of the Issuers nor any of the Guarantors is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will be an "investment company" as defined in the Investment Company Act or a "collective investment scheme" in the Isle of Man as defined in Sections (2) and (11) of the Financial Supervision Act 1988.

                  (u) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

                  (v) The offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act; and prior to the effectiveness of a registration statement as contemplated in the Registration Rights Agreement, it is not necessary to qualify an indenture in respect of the Offered Notes under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (w) Neither the Issuers, the Guarantors, nor any of their affiliates, nor any person acting on their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Issuers, the Guarantors, their affiliates and any person acting on their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Issuers and the Guarantors have not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement and the Registration Rights Agreement.

                  (x) The proceeds to the Issuers from the offering of the Offered Securities will be used as described in the Offering Document.





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                                                                               8

                  (y) None of the Issuers, the Guarantors, any of their respective affiliates, or any director, officer, agent, employee or other person associated with or acting on behalf of the Issuers, the Guarantors or any of their respective affiliates has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (z) The representations and warranties made by the Issuers and the Guarantors (to the extent a party thereto) in the Indentures, the Warrant Agreement and the Security Documents will, when such documents are executed and delivered, be true and correct.

                  (aa) As of the Closing Date and after the application of the proceeds of the offering as described in the Offering Document, (i) the amounts held in the Pre-Funding Account will provide cash at such times and in such amounts as will be sufficient to pay, when due, each installment payment for the Purchase Price (as defined in the Indentures) for each Vessel as well as all fees allocable to such Vessel prior to its Delivery Date and (ii) the amounts held in the Capitalized Interest Account will provide cash at such times and in such amounts as will be sufficient to pay, when due, interest on the Allocated Principal Amount (as defined in the Indentures) of the Offered Notes for each Vessel during the period prior to the Contractual Delivery Date (as defined in the Indentures) of such Vessel.

                  (bb) Based upon the application of the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations thereunder, and published rulings and court decisions in effect as of the date hereof, and the facts set forth in the Offering Document, and assuming compliance with all provisions of the Indentures and other relevant documents, the First Priority Notes will, and the Second Priority Notes should, be characterized as indebtedness of Navigator for U.S. Federal income tax purposes.

         3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Issuers agree to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Issuers, at a purchase price of (i) 96.5% of the principal amount thereof plus accrued interest (if any) from August 7, 1997, to the Closing Date, the respective principal amounts of First Priority Notes set forth opposite the names of the several Purchasers in Schedule A hereto and (ii) $965.00 per Unit plus accrued interest (if any) on the Second Priority Notes from August 7, 1997, to the Closing Date, the respective number of Units set forth opposite the names of the several Purchasers in Schedule A hereto.

         The Issuers will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the applicable Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account previously designated to CSFBC by the Issuers at a bank acceptable to CSFBC, at the office of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019-7475 at 10:00 A.M. (New York time), on August 7, 1997, or at such other time not later than seven full business days thereafter as CSFBC and the Issuers determine, such time being herein referred to as the "Closing Date", against delivery to the applicable Trustee as custodian for DTC of the




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                                                                               9

Global Securities representing all the Offered Securities. The Global Securities will be made available for checking at the above office of Cravath, Swaine & Moore at least 24 hours prior to the Closing Date.

         4.  REPRESENTATIONS BY PURCHASERS; RESALE BY PURCHASERS.

         (a) Each Purchaser severally represents and warrants to the Issuers and the Guarantors that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

         (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

         "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

Terms used in this subsection (b) have the meanings given to them by Regulation
S.

         (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Issuers.

         (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

         (e) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

         5. CERTAIN AGREEMENTS OF THE ISSUERS AND THE GUARANTORS. The Issuers and the Guarantors agree, jointly and severally, with the several Purchasers that:

                  (a) The Issuers will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Issuers promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereto.

                  (b) The Issuers will furnish to CSFBC copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Issuers will furnish to CSFBC on the Closing Date three copies of the Offering Document signed by a duly authorized officer of each of the Issuers. At any time when either of the Issuers is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Issuers will promptly furnish or cause to be furnished to each of the Purchasers and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Issuers will pay the expenses of printing and distributing to the Purchasers all such documents.

                  (c) The Issuers will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that neither of the Issuers nor any of the Guarantors will be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

                  (d) During the period of five years after the Closing Date, the Issuers will furnish to CSFBC and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Issuers will furnish to CSFBC and, upon request, to each of the other Purchasers (i) as soon as available, a copy of each report or financial statement furnished to or filed with the Commission or any securities exchange on which any class of securities of either of the Issuers is listed, and (ii) from time to time, such other information concerning the Issuers as CSFBC may reasonably request.

                  (e) During the period of two years after the Closing Date, the Issuers will, upon request, furnish to CSFBC, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

                  (f) During the period of two years after the Closing Date, the Issuers will not, and will not permit any of its affiliates (as defined in Rule 144) to, resell any of the Offered Securities that have been reacquired by any of them.

                  (g) Neither of the Issuers nor any of the Guarantors will be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, or is, or will be or become, a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

                  (h) The Issuers and the Guarantors will pay all expenses (together with VAT where applicable) incidental to the performance of their obligations under this Agreement, the Registration Rights Agreement, the Indentures, the Security Documents, the Warrant Agreement and the Intercompany Note, including (i) the fees and expenses of the Trustees, the Collateral Agent, the Warrant Agent and their professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Indentures, the Security Documents, the Warrant Agreement, the Intercompany Note, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of qualifying the Offered Securities for trading in the Private Offerings, Resale and Trading through Automated Linkages (PORTAL) market and any expenses incidental thereto; and (iv) the cost of any advertising approved by the Issuers in connection with the issue of the Offered Securities. The Issuers or the Guarantors will also pay or reimburse the Purchasers (to the extent incurred by them) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Offered Securities, for all travel expenses of the Purchasers', the Issuers' and the Guarantors' officers and employees and any other expenses of the Purchasers, the Issuers and the Guarantors in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from the Purchasers and for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers.

                  (i) In connection with the offering, until CSFBC shall have notified the Issuers and the other Purchasers of the completion of the resale of the Offered Securities, neither the Issuers nor any of their affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which they or any of their affiliates have a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither the Issuers nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

                  (j) The Issuers and the Guarantors will indemnify and hold harmless the Purchasers against any documentary, stamp or similar issuance tax, including any interest and penalties, on the creation, issuance and sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Issuers or the Guarantors hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Issuers or the Guarantors are compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Issuers or the Guarantors shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

                  (k) The Issuers will cause each Offered Security to bear the legend set forth in the form of note attached as Exhibit 1 to the Rule 144A/Regulation S Appendix to each Indenture or the form of warrant attached as Exhibit A to the Warrant Agreement, as the case may be, until such legend shall no longer be necessary or advisable because the Offered Securities are no longer subject to the restrictions on transfer described therein.

                  (l) The proceeds to the Issuers from the offering of the Offered Securities will be used as described in the Offering Document.

         6. CONDITIONS OF THE OBLIGATIONS OF THE PURCHASERS. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Issuers and the Guarantors herein, to the accuracy of the statements of officers of the Issuers and the Guarantors made pursuant to the provisions hereof, to the performance by the Issuers and the Guarantors of their respective obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchasers shall have received from Coopers & Lybrand L.L.P. (i) a letter, dated the Closing Date, in an agreed form and (ii) a certificate, dated the Closing Date, certifying that after the application of the net proceeds of the offering as described in the Offering Document, the amounts held in the Pre-Funding Account will provide cash at such times and in such amounts as will be sufficient to pay, when due, each installment payment for the Purchase Price for each Vessel as well as all fees allocable to such Vessel prior to its Delivery Date, and the amounts held in the Capitalized Interest Account will provide cash at such times and in such amounts as will be sufficient to pay, when due, interest on the Allocated Principal Amount of the Offered Notes for each Vessel during the period prior to the Contractual Delivery Date of such Vessel.

                  (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Issuers or the Guarantors which, in the judgment of CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (B) any downgrading in the rating of any debt securities of either of the Issuers or any of the Guarantors by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of either of the Issuers or any of the Guarantors (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange or The Nasdaq National Market, or any setting of minimum prices for trading on such exchange or such market, or any suspension of trading of any securities of either of the Issuers or any of their respective subsidiaries on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal, New York or Isle of Man authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

                  (c) The Purchasers shall have received an opinion, dated the Closing Date, of Thacher Proffitt & Wood, counsel for the Issuers and the Guarantors, substantially to the effect that:

                           (i) assuming due authorization, execution and
                  delivery by the Issuers and the Guarantors, as the case may be, the Offered Securities have been duly authenticated and each of the Indentures, the Warrant Agreement, the Security Documents to be executed and delivered on the Closing Date, the Intercompany Note, the Letter of Credit Reimbursement Agreement, the Collateral Agreements and the Offered Securities conforms to the descriptions thereof contained in the Offering Document; and each of the Indentures, the Warrant Agreement, such Security Documents, the Intercompany Note, the Letter of Credit Reimbursement Agreement, the Collateral Agreements and the Offered Securities constitutes the valid and legally binding obligations of the Issuers and the Guarantors (to the extent a party thereto), enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (ii) neither of the Issuers nor any of the Guarantors
                  is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will be an "investment company" as defined in the Investment Company Act;

                           (iii) no consent, approval, authorization or order
                  of, or filing with, any New York or Federal governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Issuers and the issuance of the Guarantees by the Guarantors, or for the execution, delivery and performance of any of the Indentures, the Security Documents (including the exercise by the Collateral Agent of the rights and remedies granted to it under any of the Security Documents), the Intercompany Note, the Warrant Agreement, the Letter of Credit Reimbursement Agreement, the Collateral Agreements, this Agreement or the Registration Rights Agreement, except such as may be required under state securities laws and except for such filings with the Commission as are required in connection with the Registration Rights Agreement;

                           (iv) the execution, delivery and performance of the
                  Indentures, the Security Documents, the Warrant Agreement, the Intercompany Note, the Letter of Credit Reimbursement Agreement, the Collateral Agreements, this Agreement and the Registration Rights Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any New York or Federal governmental agency or body or any court having jurisdiction over the Issuers or the Guarantors or any of their respective properties, or any agreement or instrument to which the Issuers or the Guarantors is a party or by which the Issuers or the Guarantors is bound or to which any of the properties of the Issuers or the Guarantors is subject;

                           (v) no authorization, consent, license, permission,
                  permit or approval (including exchange control approval) of or action by, and no notice to or filing with, any governmental authority or regulatory body of Liberia or of the State of New York, is required for the execution, delivery and performance of the Indentures, the Security Documents, the Warrant Agreement, the Intercompany Note, the Letter of Credit Reimbursement Agreement, the Collateral Agreements, this Agreement or the Registration Rights Agreement by the respective parties thereto, and no such authorization, consent, license, permission, permit, approval, action, notice or filing is required for the grant by the Issuers and the Guarantors of the security interests in the Pledged Collateral under the Security Documents or the exercise by the Collateral Agent of the rights and remedies granted to it under any of the Security Documents;

                           (vi) upon the recording of a Mortgage with respect to
                  a Vessel in the Office of the Deputy Commissioner of Maritime Affairs of the Republic of Liberia at the Port of New York in accordance with the laws of Liberia on the Delivery Date of such Vessel, the Mortgage will create a preferred mortgage lien covering such Vessel;

                           (vii) the security interests in the Closing Date
                  Collateral created by each Security Document delivered on the Closing Date do not require any action to be taken under or pursuant to the laws of Liberia or of the State of New York, in order to create or perfect such security interests or to permit the Collateral Agent to enforce its rights under the Security Document creating the same, other than (A) the delivery by Holdings of the stock certificates of Navigator to the Collateral Agent on the Closing Date, (B) the delivery by Navigator of the stock certificates of the Guarantors to the Collateral Agent on the Closing Date and (C) the delivery by the Guarantors of the Intercompany Note to Navigator;

                           (viii) the provisions of the Security Documents are
                  effective to create in favor of the Collateral Agent, acting as agent for the Trustees and the Letter of Credit Issuer as the secured parties, (A) a valid first priority perfected security interest in all right, title and interest of the Issuers and the Guarantors in the Pledged Collateral and (B) a valid first priority security interest in all right, title and interest of the Issuers and the Guarantors in the Closing Date Collateral, the perfection and effect of perfection or nonperfection of such Closing Date Collateral consisting of "accounts", "general intangibles" and "mobile goods"

                  (each, as defined in the Uniform Commercial Code of New
                  York) are governed by the law of the Isle of Man;

                           (ix) the form of Mortgage attached as Exhibit A to
                  the Intercreditor Agreement conforms to the description thereof contained in the Offering Document;

                           (x) such counsel have no reason to believe that the
                  Offering Document, or any amendment or supplement thereto, as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading; the descriptions in the Offering Document of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information called for with respect to such statutes, legal and governmental proceedings and contracts and other documents and fairly summarize the matters referred to therein; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Offering Document;

                           (xi) it is not necessary in connection with (A) the
                  offer, sale and delivery of the Offered Securities by the Issuers to the several Purchasers pursuant to this Agreement or (B) the initial resales of the Offered Securities by the several Purchasers in the manner contemplated by this Agreement, to register the Offered Securities under the Securities Act or, as to the Offered Notes, to qualify an indenture in respect thereof under the Trust Indenture Act;

                           (xii) assuming the Collateral Agent has taken
                  delivery of, and acquired its security in, the Pledged Stock in good faith and without notice of any "adverse claim" as defined in the Uniform Commercial Code of the State of New York, upon execution and delivery of the Intercreditor Agreement by the Issuers and the Guarantors and the delivery to the Collateral Agent of certificates evidencing the Pledged Stock, together with stock powers properly executed in blank with respect thereto, and the Intercompany Note, the Collateral Agent will have a valid, first priority perfected security interest in all right, title and interest of the Issuers and the Guarantors in the Pledged Collateral, free and clear of any liens or encumbrances;

                           (xiii) insofar as any matter of United States
                  maritime law or Liberian law is addressed therein, the statements made in the Offering Document, to the extent that they constitute matters of law or legal conclusions, fairly present the information disclosed therein; and

                           (xiv) based upon the application of the provisions of
                  the Code, the Treasury regulations thereunder, and published rulings and court decisions in effect as of the date hereof, and the facts set forth in the Offering Document, and assuming compliance with all provisions of the Indentures and other relevant documents, the First Priority Notes will, and the Second Priority Notes should, be characterized as indebtedness of Navigator for U.S. Federal income tax purposes.

                  (d) The Purchasers shall have received an opinion, dated the Closing Date, of Cains, special Isle of Man counsel for the Issuers and the Guarantors, substantially to the effect that:

                           (i) each of the Issuers and the Guarantors has been
                  duly incorporated, is validly existing as a corporation in good standing under the laws of the Isle of Man and has the corporate power and authority to own its property and to conduct its business as described in the Offering Document;

                           (ii) the authorized capital stock of Holdings
                  conforms as to legal matters to the description thereof contained in the Offering Document, and all capital stock in Holdings has been duly authorized, and validly issued, fully paid and nonassessable to such persons and for such consideration as is described in the Offering Document;

                           (iii) all the issued shares of capital stock of the
                  Issuers and the Guarantors have been duly authorized, validly issued, fully paid and nonassessable; to such counsel's knowledge, all the issued shares of Navigator and the Guarantors are legally owned by Holdings or Navigator, respectively, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, except for one share of Navigator that is beneficially owned by Holdings but legally owned by Mr. Edward Cain of 15-19 Athol Street, Douglas, Isle of Man, IM1 1LB, and except for the security interests created by or pursuant to the Security Documents; and to such counsel's knowledge, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock of Navigator or any of the Guarantors;

                           (iv) the Offered Securities have been duly
                  authorized, executed, issued and delivered by Navigator or Holdings, as the case may be, and conform to the descriptions thereof contained in the Offering Document;

                           (v) each of this Agreement and the Registration
                  Rights Agreement has been duly authorized, executed and delivered by the Issuers and the Guarantors (to the extent a party thereto);

                           (vi) each of the Indentures, the Security Documents
                  to be executed and delivered on the Closing Date, the Warrant Agreement, the Intercompany Note, the Letter of Credit Reimbursement Agreement and the Collateral Agreements has been duly authorized, executed and delivered by the Issuers and the Guarantors (to the extent a party thereto), and constitute valid and legally binding obligations of the Issuer or the Guarantor party thereto, enforceable against such Issuer or such Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability affecting creditors' rights and to general equity principles;

                           (vii) no withholding taxes will be imposed on
                  payments of principal, interest or premium (if any) thereon with respect to the Offered Notes and the holders of the Offered Notes will not be subject to any income taxes imposed by the Isle of Man solely as a result of owning the Offered Notes. In addition, the holders of the Offered Notes will not be subject to any income or withholding taxes imposed by the Isle of Man solely as a result of owning the Warrants, exercising the Warrants to purchase Holdings Common Stock or owning Holdings Common Stock. All filing, registration and recording fees required under the laws of the Isle of Man in connection with the Indentures or any Security Document or other fees necessary to ensure the validity, effectiveness and priority of any liens, charges and encumbrances created thereby have been paid, other than in connection with the recording of the Mortgages;

                           (viii) insofar as any matter of Isle of Man law is
                  addressed therein, the statements made in the Offering Document, to the extent that they constitute matters of law or legal conclusions, fairly present the information disclosed therein;

                           (ix) no consent, approval, authorization, permission
                  or order of, or filing with, any court, regulatory body, administrative agency or other governmental body of the Isle of Man is required for the offering and sale of the Offered Securities or for the execution, delivery and performance of any of the Indentures, the Security Documents (including the exercise by the Collateral Agent of the rights and remedies granted to it under any of the Security Documents), the Intercompany Note, the Warrant Agreement, the Letter of Credit Reimbursement Agreement, the Collateral Agreements, this Agreement or the Registration Rights Agreement by the respective parties thereto, except for the filing of the Security Documents with the Companies Registry in the Isle of Man pursuant to Section 79 of the Companies Act, and except for the permission of the Treasury of the Isle of Man pursuant to Section 2(2)(d) of the Prevention of Fraud Act;

                           (x) the security interests created in the Closing
                  Date Collateral by each Security Document to be executed and delivered on the Closing Date do not require any action to be taken under or pursuant to the laws of the Isle of Man in order to create or perfect such security interests or to permit the Collateral Agent to enforce its rights under the Security Document creating the same, other than (A) the delivery by Holdings of the stock certificates of Navigator to the Collateral Agent on the Closing Date, (B) the delivery by Navigator of the stock certificates of the Guarantors to the Collateral Agent on the Closing Date, (C) the delivery by each Guarantor of an Intercompany Note to Navigator; and (D) the filing of the Security Documents with the Companies Registry in the Isle of Man pursuant to Section 79 of the Companies Act;

                           (xi) each Issue of One Debenture under which the
                  related Guarantor creates, for the benefit of the Collateral Agent as the secured party, a valid security interest in the assets of such Guarantor and the proceeds thereof, which security interest will, upon the filing of the Security Documents with the Companies Registry in the Isle of Man pursuant to Section 79 of the Companies Act, rank in priority to other charges created by such Guarantor to such counsel's knowledge after due inquiry, except for those interests which, by operation of law, will take priority;

                           (xii) the security interests created by the Security
                  Documents (with the exception of floating charge elements of the Issue of One Debenture and any other Security Document) are specific and therefore, upon the filing of the Security Documents with the Companies Registry in the Isle of Man pursuant to Section 79 of the Companies Act, will rank in priority to all other security interests in the Closing Date Collateral and the Delivery Date Collateral that are not created under the Security Documents, except for those interests which, by operation of law, will take priority;

                           (xiii) the Security Documents constitute, in respect
                  of floating charge elements thereof, a first priority perfected floating charge (but not a fixed charge); recoveries under the floating charge element may be subject to certain preferential creditors;

                           (xiv) the choice of the law of the State of New York
                  to govern this Agreement, the Registration Rights Agreement, the Indentures, the Security Documents to be executed and delivered on the Closing Date, the Warrant Agreement, the Intercompany Note and the Offered Securities constitutes a valid choice of law insofar as the law of the Isle of Man is concerned. The submission by the Issuers and the Guarantors to the non-exclusive jurisdiction of any Federal or state court in the Borough of Manhattan, The City of New York is a valid submission insofar as the law of the Isle of Man is concerned; in this regard we note that Cambridge Partners, L.L.C. has accepted its appointment by the Issuers and the Guarantors as their agent to accept service of process in the United States of America under this Agreement, the Registration Rights Agreement, the Indentures, the Security Documents, the Warrant Agreement, the Intercompany Note and the Offered Securities;

                           (xv) in a suit on the merits brought before an Isle
                  of Man court, an Isle of Man court may, if so requested and at its discretion, enforce an agreement between the parties as to a judgment currency other than pounds sterling;

                           (xvi) any final and conclusive money judgment
                  (whether in pounds sterling or otherwise) obtained in a properly constituted court of the United States will be recognized and enforceable in any proceedings before the courts of the Isle of Man without re-examination or re-litigation on any matter which shall be the subject of that judgment;

                           (xvii) none of the Issuers or the Guarantors nor any
                  of their respective properties has any immunity from jurisdiction of any court or from any legal process under the laws of the Isle of Man; and

                           (xviii) the execution, delivery and the performance
                  by the Issuers and the Guarantors of the Indentures, the Security Documents, the Warrant Agreement, the Intercompany Note, the Letter of Credit Reimbursement Agreement, the Collateral Agreements, this Agreement and the Registration Rights Agreement (to the extent a party thereto), and, in the case of the Issuers, the issuance and sale of the Offered Securities and the compliance with the terms and provisions thereof, will not contravene their respective memorandum and articles of association.

                  (e) The Purchasers shall have received from Cravath, Swaine & Moore, counsel for the Purchasers, such opinion, dated the Closing Date, with respect to the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Offered Securities by the Issuers to the several Purchasers and the initial resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Issuers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Cravath, Swaine & Moore may rely as to all matters governed by United States maritime law or Liberian law upon the opinion of Thacher Proffitt & Wood referred to above, and as to the incorporation of the Issuers and the Guarantors and all other matters governed by Isle of Man law upon the opinion of Cains referred to above.

                  (f) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of each of the Issuers in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the applicable Issuer and, in the case of Navigator, the Guarantors in this Agreement are true and correct, (ii) the applicable Issuer and, in the case of Navigator, the Guarantors have complied with all agreements and satisfied all conditions on their respective parts to be performed or satisfied hereunder at or prior to the Closing Date, (iii) the execution, delivery and performance of the Indentures, the Security Documents, the Warrant Agreement, the Intercompany Note, this Agreement and the Registration Rights Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Issuers or the Guarantors is a party or by which the Issuers or the Guarantors is bound or to which any of the properties of the Issuers or the Guarantors is subject, (iv) all shares of capital stock of Navigator and the Guarantors are legally owned, directly or indirectly, by Holdings (except for one share of capital stock of Navigator that is beneficially owned by Holdings but is legally owned by Mr. Edward Cain of 15-19 Athol Street, Douglas, Isle of Man, IM1 1LB) free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, except for the security interests created by or pursuant to the Security Documents,
         (v) there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of Navigator or any of the Guarantors and (vi) there has occurred no development or event involving a prospective material adverse change in the condition (financial or other), business, properties or results of operations of the Issuers and the Guarantors taken as a whole.

                  (g) Concurrently with the issue and sale of the Offered Securities, the Security Documents to be executed and delivered on the Closing Date shall have been duly authorized, executed and delivered by the Issuers and the Guarantors (to the extent a party thereto); and the Purchasers shall have received conformed counterparts of each such Security Document and all other documents and agreements entered into or received thereunder in connection with each such Security Document.

                  (h) Holdings and Navigator shall have delivered to the Collateral Agent the stock certificates of Navigator and of the Guarantors, respectively, evidencing the Pledged Stock pledged to the Collateral Agent pursuant to the Intercreditor Agreement, together with stock powers executed in blank. Each of Holdings and Navigator shall have delivered to the Collateral Agent its irrevocable proxy pursuant to the Intercreditor Agreement with respect to the Pledged Stock.

                  (i) The issue and sale of the First Priority Notes and of the Units by the Issuers shall be consummated concurrently in accordance with the terms of this Agreement and the descriptions thereof contained in the Offering Document.

                  (j) Concurrently with or prior to the issue and sale of the Offered Securities, the equity contributions of cash and/or services, as the case may be, of Cambridge Gas Transport Corporation, GEBAB, TGE, Arctic Gas S.A. and Xenon Shipping Inc. (collectively, the "Shareholders") in exchange for shares of capital stock of Holdings (the "Equity Financing") shall have been duly authorized by Holdings, and consummated on terms that conform to the description thereof contained in the Offering Document; and the Stockholders' Agreement to be entered into on or prior to the Closing Date, among Holdings and the Shareholders shall have been duly authorized, executed and delivered by all parties thereto and shall conform in the judgment of counsel to the Purchasers to the description thereof contained in the Offering Document.

                  (k) Concurrently with or prior to the issue and sale of the Offered Securities, the Issuers and the Guarantors shall have entered into the Letter of Credit Reimbursement Agreement, the Letter of Credit shall have been executed by the Letter of Credit Issuer and delivered to the Collateral Agent pursuant to the terms of the Intercreditor Agreement and, in the judgment of counsel to the Purchasers, the Letter of Credit and the Letter of Credit Reimbursement Agreement conform to the descriptions thereof contained in the Offering Document. The Purchasers shall have received conformed counterparts thereof and all other documents and agreements entered into or received thereunder in connection with the Letter of Credit Reimbursement Agreement. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement and the Equity Financing) no condition that would constitute a default (or an event that with notice, a lapse of time, or both, would constitute a default) under the Letter of Credit Reimbursement Agreement, and the Purchasers shall have received evidence thereof reasonably satisfactory to the Purchasers.

                  (l) Concurrently with or prior to the issue and sale of the Offered Securities, (i) The Export-Import Bank of China shall have executed and delivered (A) an Irrevocable Letter of Refundment Guarantee with respect to each Building Contract (collectively, the "Building Contract Guarantees") and (B) an Irrevocable Performance Bond (the "Builders Performance Bond") with respect to the Building Contracts, and (ii) Generale de Banque S.A. shall have executed and delivered an Irrevocable Performance Bond (together with the Builders Performance Bond, the "Performance Bonds"); and the Building Contract Guarantees and the Performance Bonds shall conform in the judgment of counsel to the Purchasers with the descriptions thereof contained in the Offering Document. The Purchasers shall have received conformed counterparts of, and all other documents and agreements entered into and received in connection with, the Building Contract Guarantees and the Performance Bonds.

                  (m) Concurrently with the issue and sale of the Offered Securities, the Guarantors shall have issued the Intercompany Note to Navigator, and the Intercompany Note shall have been duly authorized, executed and delivered by each Guarantor, shall constitute valid and legally binding obligations of such Guarantor and shall be enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Purchasers shall have received conformed counterparts of the Intercompany Note.

                  (n) Concurrently with or prior to the issue and sale of the Offered Securities, each of the Triparty Agreement, the Management Agreement and the Assignment and Assumption Agreements shall have been duly authorized, executed and delivered by the Issuers and the Guarantors (to the extent a party thereto), shall constitute valid and legally binding obligations of the Issuers and the Guarantors (to the extent a party thereto) and shall conform, in the judgment of counsel to the Purchasers, to the description thereof contained in the Offering Document.

                  (o) The Purchasers shall have received on or prior to the Closing Date original signed letters from each of Standard & Poor's Ratings Group and Moody's Investors Services, Inc., in form and substance customary for ratings letters issued by such agencies and otherwise reasonably satisfactory to the Purchasers, in which each such rating agency confirms that it has issued ratings for the First Priority Notes of no less that "BB-" and "B1", respectively, and for the Second Priority Notes of no less than "B" and "B3", respectively.

                  (p) The Purchasers shall have received a certificate, dated the Closing Date, of an officer of each of CSTC and Jiangnan in which such officers shall state that upon the payment of the initial installment of the Purchase Price of the Vessels on the Closing Date, there shall exist at and as of the Closing Date no condition that would constitute a default (or an event that with notice, a lapse of time, or both, would constitute a default) under any Building Contract.

                  (q) The Purchasers shall have received conformed counterparts of each of the Collateral Agreements, each if applicable as amended on or prior to the Closing Date, and each such document shall conform in the judgment of counsel to the Purchasers to the descriptions thereof contained in the Offering Document.

         The Issuers will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder, whether in respect of the Closing Date or otherwise.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) The Issuers and the Guarantors will jointly and severally indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Issuers and the Guarantors contained herein or any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that neither the Issuers nor the Guarantors will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Issuers or the Guarantors by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

         (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Issuers and the Guarantors against any losses, claims, damages or liabilities to which the Issuers or the Guarantors may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuers or the Guarantors by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuers or the Guarantors in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each Purchaser: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Purchasers, the legend concerning over-allotments and stabilizing on the bottom paragraph of page seven and, under the caption "Plan of Distribution", (i) the third sentence of the second paragraph thereunder, (ii) the fourth paragraph thereunder and (iii) the third sentence of the sixth paragraph thereunder; it being expressly agreed and acknowledged by the Issuers and the Guarantors that the Purchasers have not provided, and shall bear no responsibility or liability under this paragraph (b) for, the information contained under the caption "Certain Financial Forecast Information" in the Offering Document.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers or the Guarantors on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers or the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuers or the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Purchasers from the Issuers under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, the Guarantors or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

         (e) The obligations of the Issuers and the Guarantors under this Section shall be in addition to any liability which the Issuers and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Issuers and the Guarantors within the meaning of the Securities Act or the Exchange Act.

         8. DEFAULT OF PURCHASERS. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the total principal amount of the First Priority Notes, or the total number of Units, that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the aggregate principal amount of the First Priority Notes, or 10% of the aggregate number of Units, CSFBC may make arrangements satisfactory to the Issuers for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the total principal amount of the First Priority Notes, or the total number of Units, with respect to which such default or defaults occur exceeds 10% of the aggregate principal amount of the First Priority Notes, or 10% of the aggregate number of Units, and arrangements satisfactory to CSFBC and the Issuers for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Issuers or the Guarantors, except as provided in
Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

         9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Issuers, the Guarantors or their respective officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Issuers, the Guarantors or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Issuers and the Guarantors shall remain responsible for the expenses to be paid or reimbursed by any of them pursuant to Section 5 and the respective obligations of the Issuers, the Guarantors and the Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (C), (D) or (E) of Section 6(b)(ii), the Issuers or the Guarantors will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. NOTICES. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, NY 10010, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Issuers or the Guarantors, will be mailed, delivered or telegraphed and confirmed to any of them at 15-19 Athol Street, Douglas, Isle of Man, IM1 1LB, Attention: Mr. Edward Cain; PROVIDED, HOWEVER, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

         11. SUCCESSORS. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Issuers or the Guarantors as if such holders were parties thereto.

         12. REPRESENTATION OF PURCHASERS. CSFBC will act for the several Purchasers in connection with this offering and any action taken by CSFBC will be binding upon all the Purchasers.

         13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         15. SUBMISSION TO JURISDICTION. The Issuers and the Guarantors hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Issuers and the Guarantors irrevocably appoint Cambridge Partners, L.L.C., as their authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agree that service of process upon such agent, and written notice of said service to the Issuers or the Guarantors, as the case may be, by the person serving the same to the address provided in Section 10, shall be deemed in every respect effective service of process upon the Issuers or the Guarantors, as the case may be, in any such suit or proceeding. The Issuers and the Guarantors further agree to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

         16. JUDGMENT CURRENCY. The obligation of the Issuers and the Guarantors in respect of any sum due to any Purchaser shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Purchaser may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Purchaser hereunder, the Issuers and the Guarantors agree, as a separate obligation and notwithstanding any such judgment, to indemnify, jointly and severally, such Purchaser against such loss. If the United States dollars so purchased are greater than the sum originally due to such Purchaser hereunder, such Purchaser agrees to pay to the Issuers or the Guarantors, as the case may be, an amount equal to the excess of the dollars so purchased over the sum originally due to such Purchaser hereunder.

         If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Issuers, the Guarantors and the several Purchasers in accordance with its terms.

                                Very truly yours,

                                    NAVIGATOR GAS TRANSPORT PLC

                                    by    /s/  Richard Klapow
                                        ________________________________________
                                        Name:  Richard Klapow
                                        Title: Director


                                    NAVIGATOR GAS (IOM I-A) LIMITED

                                    by    /s/  Richard Klapow
                                        ________________________________________
                                        Name:  Richard Klapow
                                        Title: Director


                                    GAS (IOM I-B) LIMITED

                                    by    /s/  Richard Klapow
                                        ________________________________________
                                        Name:  Richard Klapow
                                        Title: Director


                                    GAS (IOM I-C) LIMITED

                                    by    /s/  Richard Klapow
                                        ________________________________________
                                        Name:  Richard Klapow
                                        Title: Director


                                    GAS (IOM I-D) LIMITED

                                    by    /s/  Richard Klapow
                                        ________________________________________
                                        Name:  Richard Klapow
                                        Title: Director


                                    GAS (IOM I-E) LIMITED

                                    by    /s/  Richard Klapow
                                        ________________________________________
                                        Name:  Richard Klapow
                                        Title: Director

 Director



The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.


CREDIT SUISSE FIRST BOSTON CORPORATION
CAMBRIDGE PARTNERS, L.L.C.

  by CREDIT SUISSE FIRST BOSTON CORPORATION



by    /s/  D. Armswary
    ________________________________________
    Name:  D. Armswary
    Title: Director







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                                                                               1


                                   SCHEDULE A




                                              PRINCIPAL AMOUNT OF        NUMBER
PURCHASER                                    FIRST PRIORITY NOTES      OF UNITS
---------                                   ----------------------     ---------
Credit Suisse First Boston Corporation......   $ 216,000,000            86,000
Cambridge Partners, L.L.C...................       1,000,000             1,000

                                   Total....   $ 217,000,000            87,000
                                                ============           =======